================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 10549

                              --------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                  Filed by the Registrant                     |X|
                  Filed by a Party other than the Registrant  |_|

                  Check the appropriate box:
                  |_|      Preliminary Proxy Statement
                  |_|      Confidential, for Use of the Commission Only
                           (as permitted by Rule 14a-6(e)(2))
                  |X|      Definitive Proxy Statement
                  |_|      Definitive Additional Materials
                  |_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or
                           ss. 240.14a-12

                          AG-BAG INTERNATIONAL LIMITED
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

================================================================================

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE Ag-Bag Lane
                               Warrenton, OR 97146

                                 April 26, 2001

Dear Stockholder:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the
"Annual Meeting") of Ag-Bag International Limited (the "Company").

                  Place:   Company Headquarters
                           2320 SE Ag-Bag Lane
                           Warrenton, OR  97146

                  Date:    Monday, June 4, 2001

                  Time:    9:00 a.m. local time

         The Notice of the Annual Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.

         The principal business to be transacted at the Annual Meeting will be election of directors and the ratification of the appointment of the Company's independent public accountants. The Board of Directors recommends that stockholders vote for election of the nominated directors and for ratification of the appointment of the Company's independent public accountants.

         We know that many of our stockholders will be unable to attend the
Annual Meeting. Proxies are therefore solicited so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                                        Sincerely,

                                        Lou Ann Tucker, Secretary

--------------------------------------------------------------------------------
                                    IMPORTANT

A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED

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                          AG-BAG INTERNATIONAL LIMITED
                         ANNUAL MEETING -- JUNE 4, 2001
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Larry Inman and Lou Ann Tucker, and each of them, proxies, with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of stockholders of Ag-Bag International Limited to be held at 2320 SE Ag-Bag Lane,
Warrenton, Oregon, on June 4, 2001, at 9:00 A.M. Pacific Daylight Time, or at
any adjournment or adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

         PROPOSAL 1 - ELECTION OF CLASS III DIRECTORS - Proposed by Board of
Directors

         |_|      FOR all nominees listed below (except as marked to the
                  contrary below) or, if any named nominee is unable to serve, for a substitute nominee.

         |_|      WITHHOLD AUTHORITY to vote for all nominees listed below.

                  Lemuel E. Cunningham             Larry R. Inman

(INSTRUCTION:     To  withhold  authority  to vote for any  individual  nominee, write that  nominee's  name in the space provided below.)

------------------------     -------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

         PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS - Proposed
by Board of Directors

Ratify the selection of Moss Adams LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

         |_|   FOR                |_|   AGAINST                  |_|   ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS
SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1
AND PROPOSAL 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO
OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                       Date: _______________________, 2001.

                                       Stockholder's Signature

                                       Stockholder's Signature (if shares are
                                       held jointly)

                                       Please date and sign exactly as your name
                                       appears hereon, including designation as
                                       executor, trustee, etc., if applicable.
                                       When shares are held jointly, each joint
                                       owner should sign. If a corporation,
                                       please sign in full corporate name by the
                                       president or other authorized officer. If
                                       a partnership or other entity, please
                                       sign in such entity's name by an
                                       authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
------------------------------------------------------------------------------
ENVELOPE.
--------

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE Ag-Bag Lane
                             Warrenton, Oregon 97146

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 4, 2001

TO THE STOCKHOLDERS OF AG-BAG INTERNATIONAL LIMITED:

          The Annual Meeting of Stockholders (the "Annual Meeting") of Ag-Bag
International Limited, a Delaware corporation (the "Company") will be held at the offices of the Company, 2320 SE Ag-Bag Lane, Warrenton, Oregon, on Monday,
June 4, 2001, at 9:00 A.M. Pacific Daylight Time, for the following purposes:

         1.   Electing two directors to serve for a three-year term and until their successors are elected and qualified;

         2.   Ratifying the appointment of Moss Adams LLP as independent public accountants for the fiscal year ended December 31, 2001; and

         3.   Transacting such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 16,
2001 as the record date. Only stockholders of record as of such date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual
Meeting will be available for inspection at the offices of the Company.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       LouAnn Tucker, Secretary
Warrenton, Oregon
April 26, 2001

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All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please mark and sign the enclosed proxy card and return it promptly in the enclosed envelope. The giving of such proxy does not affect your right to revoke it later or vote your shares in person in the event that you choose to attend the Annual Meeting.
--------------------------------------------------------------------------------

                                     Page 1

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE Ag-Bag Lane
                             Warrenton, Oregon 97146
                                 (503) 861-1644

                     --------------------------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                           To Be Held on June 4, 2001

                     --------------------------------------

                        PERSONS MAKING THIS SOLICITATION

         The accompanying proxy is solicited by the Board of Directors of Ag-Bag
International Limited, a Delaware corporation, (the "Company"), in connection with the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be
held at 2320 SE Ag-Bag Lane, Warrenton, Oregon 97146 on June 4, 2001, at 9:00
a.m. local time. Copies of this proxy statement and the accompanying notice and proxy are being mailed to the stockholders on or about April 26, 2001.

         The expense of this solicitation will be paid by the Company.
Solicitations will be made by the Company primarily by the use of the mails. If necessary to obtain reasonable representation of stockholders at the annual meeting, solicitations made by the Company may also be made by telephone, telegraph or personal interview. Such further solicitation, if any, will be made by regular employees of the Company who will not be additionally compensated therefor. The Company will request brokers, banks or other persons holding stock in their names, or in the names of their nominees, to forward proxy materials to the beneficial owners of such stock or request authority for the execution of the proxies and will reimburse brokers or other persons for their expenses in so doing. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

                                     VOTING

         The Board of Directors has fixed the close of business on April 16,
2001 as the record date. Only stockholders of record at the close of business on
April 16, 2001 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, 12,061,991 shares of Common Stock, $0.01 par value per share were outstanding (the "Outstanding Shares").

         Each Outstanding Share entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the Outstanding Shares, must be present in person, or by proxy, for the transaction of business. If a quorum is present, each nominee for election to the Board of Directors will be elected by a plurality of the votes cast by holders of the Outstanding Shares. The appointment of Moss Adams, LLP will be ratified if Proposal 2 receives the affirmative vote of a majority of the
Outstanding Shares represented at the Annual Meeting. Abstentions and other non-votes will be counted for purposes of determining whether a quorum exists

                                     Page 2

at the Annual Meeting, but will not be counted in calculating a plurality as to a particular nominee. An abstention or non-vote has the effect of a vote against
Proposal.

         When a proxy in the form accompanying this proxy statement is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR the election of each nominee and FOR the ratification of the independent accountants and such votes will be counted toward determining a quorum.

                              REVOCABILITY OF PROXY

         Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The stockholder may revoke a proxy given in response to this solicitation by (i) delivering a written notice of revocation, or later-dated proxy, to the Secretary of the
Company, or (ii) attending the meeting and voting in person. Attendance at the
Annual Meeting will not by itself revoke a proxy. Each proxy returned to the
Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted "FOR" election of each of the nominees to the Board of Directors named in this Proxy Statement and
"FOR" the ratification of the appointment of Moss Adams LLP as the Company's independent public accountants.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of
Directors shall consist of not more than 12 members with the exact number to be determined by the Board of Directors. Members of the Board of Directors are
elected for a term of three years or until their successors are elected.

         The Company has a classified Board of Directors currently consisting of eight directors: two Class I directors, Messrs. Foster and Vinson; three Class
II directors, Messrs. Leahy, Schuette and Soderstrom; and three Class III directors, Messrs. Inman, Cunningham and Thurston. At each Annual Meeting, the members of one class of directors are elected for a term of three years to succeed those directors whose terms expire at that Annual Meeting. The terms of the Class III directors expire at the 2001 Annual Meeting.

         The Board of Directors has nominated, as Class III directors, Lemuel E.
Cunningham and Larry R. Inman (the "Nominees"), each of whom is currently serving as a Class III director. Messrs Cunningham and Inman are members of the present Board of Directors, and have consented to continue to serve as directors, if elected. Effective at the 2001 Annual Meeting, the Board of
Directors has fixed the number of Class III directors at two and has fixed the number of directors constituting the Board of Directors at seven. The Class III directors to be elected at the 2001 Annual Meeting will serve until the Annual
Meeting in 2004 and until their successors are elected and qualified.

         If any Nominee becomes unable to serve prior to the Annual Meeting, the proxy holders will have the discretion to vote for a replacement nominee.

                                     Page 3

         The following table sets forth information with respect to the
Nominees, and each other continuing director, including their names and ages as of April 26, 2001, business experience during the past five years and directorships in other public corporations.

                             Director             Business
Name                 Age     Since                Experience
----                 ---     --------             ----------
CLASS III (NOMINEES FOR TERMS OF OFFICE TO EXPIRE IN 2004):
---------

Larry R. Inman       50      1990       Chief Executive Officer (since 1990);
                                        President of the Company (since 1993);
                                        Chairman of the Board (1990-2000);
                                        President (1984-1989) and Chairman
                                        (1989-1994) of Ag-Bag Corporation, a
                                        former subsidiary of the Company.

Lemuel E. ("Book")   79      1990       Director of the Company (since 1990);
Cunningham                              Vice President of the Company (1990-
                                        1996); owner/operator of Post Oaks
                                        Ranch and Cunningham Cattle and Feed
                                        Company (since 1958).

CLASS I (DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE IN 2002):
-------

Stanley W. Vinson    47      1998       Chairman of the Board (since 2001);
                                        Director of the Company (since 1998),
                                        vice-president and treasurer of
                                        CH2M-Hill, a manufacturing company,
                                        (1998 to present); vice president of
                                        Wells Fargo Bank, formerly First
                                        Interstate Bank (1984-1998).

Michael W. Foster    60      1990       Director of the Company (since 1990);
                                        president of Astoria Pacific Industries,
                                        Inc., an investment company, (since
                                        1989); educator (1976-1996); executive
                                        director of Clatsop Community College
                                        Foundation, a nonprofit foundation
                                        (since 1999).

CLASS II (DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE IN 2003):
--------

Michael B. Leahy     66      1994       Director of the Company (since 1994);
                                        managing director of Leahy Timber, a
                                        tree farm (since 1962); director and
                                        president of Ladd Estate Company, a real
                                        estate investment company, (since 1997).

Arthur P. Schuette   61      1990       Director of the Company (since 1990);
                                        Vice President, Sales (since 1991);
                                        Treasurer (1990-1991) of the Company;
                                        Treasurer (1983-1991) of Ag-Bag
                                        Corporation, a former subsidiary.

                                     Page 4

Rolf E. Soderstrom   68      1996       Director of the Company (since 1996);
                                        president of the TCS Group, a consulting
                                        company, (since 1991); director of
                                        Walpole Cooperative Bank, a non-profit
                                        banking company (since 2000).
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES. Directors' Meetings, Committees and Compensation ------------------------------------------------ Meetings. During the year ended December 31, 2000, the Board of Directors met five times. Each director attended more than 75% of the aggregate number of meetings of the Board and committees during the period for which such director was a member of the Board and any such Committee. Audit Committee. The Company has a standing Audit Committee that reviews the Company's annual audit and any comments or management reports issued in connection therewith and reports to the Board of Directors on any matters it believes should be brought to the Board's attention. It is also responsible for reviewing the Company's conflicts of interest, if any, and reviews matters relating to disclosure, corporate practices, regulatory and financial reporting, accounting procedures and policies, and financial and accounting controls. The current members of the Audit Committee are directors Foster, Vinson and Leahy. Mr. Leahy serves as chairman of the audit committee All directors serving on the committee are "independent" as defined in the NASD Marketplace Rule 4200(a)15). The Audit Committee held two meetings in 2000. The committee has discussed with the Company's independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and has received notice from the auditors that they are independent as required by Independence Standards Board Standard No. 1. In addition, the committee has reviewed and discussed the audited financial statements with management and recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission. The Company's Board of Directors also adopted a written charter for its audit committee. This report shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference. Michael B. Leahy, Chairman Michael W. Foster Stanley W. Vinson Audit Fees, Financial Information and Systems Design and Implementation Fees and All Other Fees. Aggregate fees of $75,590 were billed for professional services rendered for the audit of the Company's financial statements for the year ended December 31, 2000 and for the review of the Company's financial statements for the quarters ended March 31, June 30 and September 30, 2000. During 2000, the Company contracted with Moss Adams Advisory Services for non-audit service in connection with the evaluation and selection of new computer system software. The fees paid during 2000 for these services were $45,000. The Company's audit committee considered this non-audit Page 5 service and whether it impacted the auditor's independence. The audit committee received assurances from the Company's auditors that their independence has not been impaired as a result of this engagement, which concluded in November 2000. Aggregate fees of $32,684 were billed for professional services rendered for the preparation of the Company's tax returns and various other consulting matters for the year ended December 31, 2000. Compensation/Human Resource Committee; Interlocks and Insider Participation in Compensation Decisions. In March 2001, the Board of Directors established a Compensation/Human Resource Committee comprised of three non-employee directors. The current members of the committee are directors Foster, Cunningham and Soderstrom. Mr. Foster is the chairman of the Compensation/Human Resource Committee. The committee members, along with the Board of Directors, participated in the deliberations concerning executive officer compensation. Executive Committee. In March 2001, the Board of Directors established an Executive Committee comprised of the Company's Chairman of the Board, Chief Executive Officer and a non-employee director. The current members of the committee are directors Vinson, Inman and Soderstrom. The Executive Committee also acts as the nominating committee and will consider nominees for the Board recommended by stockholders. Compensation. Directors who are employees of the Company receive no compensation for service as members of the Board or its committees. Non-Employee directors receive an annual retainer fee of $10,000, plus a fee of $500 for each Board and committee meeting attended. Beginning March 29, 2001, the Chairman of the Board receives an annual fee of $35,000. Pursuant to the Company's Non-Employee Director Stock Option Plan, adopted in 1996, each non-employee director receives an initial option to purchase 50,000 shares of the Company's Common Stock, ("Common Stock"), which vest over a three year period at the rate of 40% after six months, 40% after two years and 20% after three years. At each annual meeting, directors who have served a three-year term receive an annual grant of 10,000 options that become exercisable six months after the grant date. The exercise price for the options granted to non-employee directors is equal to the fair market value of the Common Stock on the date of grant. A total of 400,000 options have been granted under the Non-Employee Director Stock Option Plan, 390,000 of which are fully vested. COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers, directors or persons who own more than 10% of the Common Stock of the Company file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company on Form 4 and Form 5. Officers, directors and holders of more than 10% of the Common Stock are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports furnished to the Company and written representations, all forms were filed on a timely basis except that Messrs Cunningham, Foster, Leahy, Soderstrom and Thurston inadvertently filed late Form 5's to report the grant of options on June 5, 2000, to purchase shares of Common Stock under the Non-Employee Director Stock Option Plan. Page 6 SECURITY OWNERSHIP OF BENEFICIAL OWNERS The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 23, 2001, by (i) each director, director nominee and named executive officer; (ii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding Common Stock; and (iii) all directors and executive officers as a group. Except as otherwise indicated in the notes below, each person whose ownership is reported has sole voting power and sole dispositive power as to the number of shares shown.
Name and Address of                                         Amount and Nature of        Percent of Class
Beneficial Owner                                            Beneficial Ownership           Outstanding
----------------                                            --------------------           -----------
Steven G. Ross                                                   1,800,000                    14.92%
2000 West Marshall Dr.
Grand Prairie, TX  75051

Lemuel E. Cunningham                                             1,372,579   1                11.32%
7000 W. Seven Rivers Dr.
Crystal River, FL  32629
Director

Larry R. Inman                                                   1,016,881   2                 8.42%
2320 SE Ag-Bag Lane
Warrenton, OR  97146
President and Chief Executive Officer

Arthur P. Schuette                                                 267,959   3                 2.22%
513 Porter's Neck Road
Wilmington, NC  28411
Director and Vice President of Sales

Michael W. Foster                                                  284,260   4                 2.34%
1636 Irving Street
Astoria, OR  97103
Director
---------- * less than 1% 1 Includes 1,312,579 shares held by the Lemuel E. Cunningham Living Trust, of which Mr. Cunningham and Naomi Ruth Cunningham are the trustees, and 60,000 shares issuable upon exercise of options granted to Mr. Cunningham under the Non-Employee Director Stock Option Plan. 2 Includes 20,000 shares of Common Stock issuable upon exercise of options held by Larry Inman. 3 Includes 266,979 shares held jointly with Mr. Schuette's wife. 4 Includes 5,118 shares owned by Astoria Pacific Industries, Inc., of which Mr. Foster is the President and 60,000 shares issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan. Page 7
Name and Address of                                         Amount and Nature of        Percent of Class
Beneficial Owner                                            Beneficial Ownership           Outstanding
----------------                                            --------------------           -----------
Michael B. Leahy                                                   130,000   5                 1.07%
2944 S.W. Montgomery Dr.
Portland, OR 97201
Director

Michael R. Wallis                                                   54,057   6                 *
2320 SE Ag-Bag Lane
Warrenton, OR  97146
Chief Financial Officer and Vice President of Finance

Walter L. Jay                                                      143,297   6                 1.19%
190 Grant Street
Blair, NE  68008
Vice President of Manufacturing

Robert N. Thurston                                                 165,000   7                 1.36%
991 Aster Ct.
Marco Island, FL  34145
Director

Rolf E. Soderstrom                                                 260,000   8                 2.14%
111 Freeman Lane
Orleans, MA  02653
Director

Stan Vinson                                                         40,000   9                 *
6060 S. Willow Dr.
Greenwood Village, CO  80111
Director & Chairman of the Board

Chelverton Fund Limited                                          1,193,500                     9.89%
Craigmuir Chambers
P.O. Box 71, Road Town
Tortola, British Virgin Islands

All directors and executive officers as a group (10 persons)     3,734,033   10               30.01%
---------- 5 Includes 35,000 shares owned by Mr. Leahy as Trustee for the benefit of his wife, Ann Leahy, 35,000 shares owned by Ann Leahy as Trustee for the benefit of Mr. Leahy, and 60,000 shares of Common Stock issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan. 6 Includes 10,000 shares of Common Stock issuable upon exercise of options granted under the Incentive Stock Option Plan. 7 Includes 5,000 shares held by Mr. Thurston's wife and 60,000 shares of Common Stock issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan. 8 Includes 60,000 shares issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan. 9 Includes 40,000 shares issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan. 10 Includes 340,000 shares issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan, and 40,000 shares issuable upon exercise of options granted under the Incentive Stock Option Plan. Page 8 EMPLOYMENT AGREEMENTS The Company has an employment agreement with Larry R. Inman, its President and Chief Executive Officer, and with each of its other executive officers, which is automatically renewed on a yearly basis, unless terminated by the death or disability of the employee, or upon at least six months written notification by either party. The employment agreements provide for base compensation, bonus compensation and participation in the employee benefit plans offered by the Company. On April 11, 2000, the Company entered into a Change of Control Agreement with Larry R. Inman and each of its other executive officers. These agreements provide for payments to Mr. Inman, and each other executive officer of the Company, of one year's annual base salary, and a bonus of $5,000 for each year of Company service in excess of five years, in the event that such officer is terminated without cause within the period governed by the agreement. EXECUTIVE COMPENSATION The following table sets forth certain information for each of the years ended December 31, 2000, 1999 and 1998, regarding compensation accrued or paid by the Company to (1) the Company's Chief Executive Officer, and (2) each executive officer of the Company who accrued or was paid compensation in excess of $100,000 in the year ended December 31, 2000 (the "Named Executive Officers"):
                           SUMMARY COMPENSATION TABLE

  ------------------------------------------------------------------------------------

                                         Annual Compensation

  --------------------------- ------- ---------- ---------- ------------ -------------
                                                            Other Annual   All Other
  Name and Principal Position          Salary      Bonus    Compensation  Compensation
                               Year      ($)        ($)          ($)         ($) (2)
  --------------------------- ------- ---------- ---------- ------------ -------------
  Larry R. Inman,              2000    108,000    13,700      14,400(1)       3,474
  President and CEO            1999    108,000    20,000      14,400(1)       3,840
                               1998    108,000      --        14,400(1)       3,240
  --------------------------- ------- ---------- ---------- ------------ -------------
  Michael R. Wallis,           2000    88,500     13,700       4,800(3)       4,764
  CFO and VP of Finance        1999    80,000     20,000       4,800(3)       5,000
                               1998    73,750       --         4,800(3)       3,687
  --------------------------- ------- ---------- ---------- ------------ -------------
  Walter L. Jay,               2000    88,500     13,700       5,400(3)       4,752
  VP of Mfg.                   1999    80,000     20,000       5,400(3)       5,000
                               1998    73,750       --         5,400(3)       2,213
  --------------------------- ------- ---------- ---------- ------------ -------------
(1) Includes a $4,800 automobile expense allowance and a $9,600 farm-related expense allowance. (2) Constitutes matching cash contributions by the Company under the Company's 401(k) plan. (3) Automobile expense allowance. No options or stock appreciation rights were granted to, or exercised by the Company's executive officers during the last fiscal year. The following table sets forth the fiscal year-end values of unexercised options for the Named Executive Officers for the year ended December 31, 2000: Page 9
                        Fiscal Year-End Option/SAR Values

-------------------  -------------------------------  ---------------------------------
                     Number of Securities Underlying  Value of Unexercised In-the-Money
                        Unexercised Options/SARs      Options/SARs at December 31, 2000
                          at December 31, 2000          (Exercisable/Unexercisable)
      Name             (Exercisable/Unexercisable)                       ($)
-------------------  -------------------------------  ---------------------------------

Larry R. Inman                  20,000/0                          $6,720/$0
-------------------  -------------------------------  ---------------------------------

Michael R. Wallis               10,000/0                          $3,360/$0
-------------------  -------------------------------  ---------------------------------

Walter L. Jay                   10,000/0                          $3,360/$0
-------------------  -------------------------------  ---------------------------------
(1) Estimated based on the fair market value of a share of the Company's Common Stock on December 31, 2000 calculated as the average ($.336) of the high ($.3438) and low ($.3281) bid and asked prices per share as reported on the OTC Bulletin Board for that date. BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION The underlying objectives of the Company's compensation strategy are to attract and retain the best possible executive talent, to motivate those executives to achieve optimum operating performance for the Company, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions as well as overall business results. There are three components to the Company's executive compensation: base salary, long-term incentives in the form of stock options, and incentive (bonus) payments. Base Salary. Base salary for each executive officer, other than those for Larry R. Inman, was subjectively determined by an assessment of his or her sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, and current salary in relation to salary levels for comparable positions in the industry, based on the Company's general awareness of such salary levels. Long-Term Incentives. Stock options are periodically granted to the Chief Executive Officer and other executive officers to encourage management of the Company from the perspective of an owner with an equity interest in the Company. Vesting is used to encourage key employees to continue in the employ of the Company. Annual Incentives. The Company's executive officers receive an annual bonus from the Company under their employment agreements. Bonus payments totaling $41,100 were made in the fiscal year ended December 31, 2000. Chief Executive Officer. Mr. Inman's compensation is based on his employment arrangement with the Company and has bonus provisions related to the Company's performance. Page 10 Mr. Inman's compensation as set forth in his employment arrangement is derived from the value of his industry expertise and the compensation of comparable industry executives. Neither this Report nor the graph set forth below shall be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference. Michael W. Foster, Chairman Lemuel E. Cunningham Rolf E. Soderstrom COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG AG-BAG INTERNATIONAL, THE S&P 500 INDEX AND THE S&P DIVERSIFIED MACHINERY GROUP INDEX The following performance graph compares cumulative total return for Company stockholders over the past five years against the cumulative total return of the Standard & Poor's 500 Stock Index, and against the Standard & Poor's Diversified Machinery Group Index. The graph assumes $100 is invested in Company stock and each of the other two indices at the closing market quotation on December 31, 1995 and dividends are reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.
                                 [GRAPH OMITTED]

            1995       1996       1997       1998       1999       2000
            ----       ----       ----       ----       ----       ----
Ag-Bag      $100.00    $ 73.91    $ 36.96    $ 30.43    $ 28.26    $ 23.92
S&P 500     $100.00    $122.96    $163.98    $210.85    $255.21    $231.97
S&P Mach.   $100.00    $124.64    $164.88    $137.22    $162.23    $155.64
Although the companies included in the S&P Diversified Machinery Group Index generally have a larger market capitalization than the Company, such companies are believed to provide the closest peer group representation with respect to the industry served by the Company. PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS The Board of Directors recommends that the stockholders ratify the appointment of Moss Adams LLP as independent public accountants to examine the financial statements of the Company for the fiscal year ending December 31, 2001. A representative of Moss Adams LLP will be Page 11 present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS Currently, there are 174,000 outstanding shares of Preferred Stock, Series A, owned by the Lemuel E. Cunningham Trust and by members of Mr. Cunningham's family. The Company maintains life insurance on the life of Mr. Cunningham in the amount of $1,000,000 for the purpose of redeeming the Preferred Stock at a price of $4 per share in the event of his death. The Company purchases its Tri-Dura(R) rolls from a company (the "Supplier") owned by Steven G. Ross, a 14.92% stockholder of the Company. The Company purchased all of its Tri-Dura(R) rolls from the Supplier during 2000. STOCKHOLDER PROPOSALS Any stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2002 Annual Meeting must be received at the principal executive offices of the Company not later than December 24, 2001. The proxy holders will have discretionary authority to vote on any proposal which is presented at the 2002 Annual Meeting and not contained in the Company's proxy materials unless the Company receives notice of such proposal at its principal office no later than March 12, 2002. OTHER MATTERS As of the date of this Proxy Statement, the Company is not aware of any other business to be presented at the Annual Meeting. However, if other matters properly come before the meeting, the proxy holders will vote the proxies received in accordance with their best judgment on such matters. THE COMPANY'S 2000 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER, AG-BAG INTERNATIONAL LIMITED, 2320 SE AG-BAG LANE, WARRENTON, OREGON 97146. BY ORDER OF THE BOARD OF DIRECTORS LouAnn Tucker, Secretary